Exhibit 10.14a



                      JACK IN THE BOX INC.
                     RESTRICTED STOCK AWARDS
               UNDER THE 2002 STOCK INCENTIVE PLAN
                SUMMARY AS OF SEPTEMBER 28, 2003



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Awardee              Number of Shares Awarded         Award Date
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John Hoffner                  55,000               November 8, 2002

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Linda Lang                    55,000               November 8, 2002

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Larry Schauf                  50,000               November 8, 2002

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Carlo Cetti                   29,600               November 8, 2002

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David Theno                   28,000               November 8, 2002

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Gary Beisler                  25,000              February 14, 2003

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Richard Pugh                  10,000                August 1, 2003

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